Exhibit 99.1


                                                                   GECMC 2006-C1

                                                                       GECC MLPA


                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006 (the "Agreement"), is between GE Commercial Mortgage Corporation, a Delaware corporation (the "Company"), and General Electric Capital Corporation, a Delaware corporation (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase the mortgage loans (the "Mortgage Loans") described and set forth in the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C1 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets (including, without limitation, other mortgage loans (the "Other Mortgage Loans")), under a Pooling and Servicing Agreement, to be dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wachovia Bank, National Association ("Wachovia"), a national banking association, as the servicer with respect to the Mortgage Loans and the Other Mortgage Loans (other than the Non-Serviced Mortgage Loans), LNR Partners, Inc., a Florida corporation ("LNR"), as special servicer with respect to the Mortgage Loans and the Other Mortgage Loans (other than the Non-Serviced Mortgage Loans), and LaSalle Bank, N.A., a national banking association, as trustee (the "Trustee").

            The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B and Class C (the "Offered Certificates") will be sold by the Depositor to Banc of America Securities LLC ("Banc of America"), Deutsche Bank Securities Inc. ("DBSI"), Credit Suisse Securities
(USA) LLC ("Credit Suisse"), J.P. Morgan Securities Inc. ("J.P. Morgan") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with DBSI, Banc of America, Credit Suisse and J.P. Morgan, the "Underwriters") pursuant to the Underwriting Agreement among the Depositor and the Underwriters, dated March 13, 2006 (the "Underwriting Agreement"), and the Class X-W, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates (the "Non-Offered Certificates", and, together with the Offered Certificates, the "Certificates") will be sold pursuant to the Certificate Purchase Agreement among the Depositor, Banc of America Securities and DBSI (Banc of America Securities and DBSI in such capacity, the "Initial Purchasers"), dated March 13, 2006 (the "Certificate Purchase Agreement"). The Underwriters will offer the Offered Certificates for sale pursuant to the Time of Sale Information (as defined below) and the Initial Purchasers will offer the Non-Offered Certificates in transactions exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") pursuant to one or more Private Placement Memoranda dated the date hereof (including the compact disc or diskette delivered therewith (the "Diskette") and as supplemented or amended, the "Private Placement Memoranda").

            At or prior to the time when sales to investors of the Offered Certificates were first made (the "Time of Sale"), the Company had prepared and filed with the Securities and Exchange Commission (the "SEC") the following information: (i) a Free Writing Prospectus dated March 3, 2006 (including the Diskette and as supplemented or amended, the "Preliminary Prospectus FWP"), (ii) a Free Writing Prospectus dated as of March 3, 2006 (the "Term Sheet FWP") (iii) a Free Writing Prospectus dated as of March 9, 2006 (the "March 9th FWP") and
(iv) a Free Writing Prospectus dated as of March 13, 2006 (the "March 13th FWP" and, together with the Preliminary Prospectus FWP, the Term Sheet FWP, the March 9th FWP and the March 13th FWP, the "Time of Sale Information"). If subsequent to the Time of Sale, the Company and the Underwriters have determined that such information included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading and have terminated their old purchase contracts and entered into new purchase contracts with one or more purchasers of the Offered Certificates, then "Time of Sale Information" will refer to the information provided by the Company or the Underwriters to purchasers at the time of entry into the first such new purchase contract, including, without limitation, any information that corrects such material misstatements or omissions ("Corrective Information") and "Time of Sale" will refer to the time of entry into the first such new purchase contract.

            After the Time of Sale, the Underwriters will deliver to investors a Prospectus dated March 3, 2006 (the "Prospectus"), as supplemented by a final Prospectus Supplement dated March 13, 2006 (including the Diskette, the "Final Prospectus Supplement", and together with the Prospectus, and as supplemented or amended, the "Final Prospectus").

            Wachovia, in its capacity as servicer of the Mortgage Loans (other than the Non-Serviced Mortgage Loans), and the servicers of the Mortgage Loans that are Non-Serviced Mortgage Loans, and their respective successors and assigns in such capacities, are referred to herein as the "Servicers." LNR, in its capacity as special servicer of the Mortgage Loans, and the special servicers of the Mortgage Loans that are Non-Serviced Mortgage Loans, and their respective successors and assigns in such capacities, are referred to herein as the "Special Servicers."

            Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement.

            1. Purchase Price; Purchase and Sale. In consideration of the sale of the Mortgage Loans from the Mortgage Loan Seller to the Company on March 23, 2006 (the "Closing Date"), the Company agrees to pay to the Mortgage Loan Seller on the Closing Date by transfer of immediately available funds, an amount agreed upon by the parties in a separate writing. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m. (New York time), on the Closing Date.

            On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and convey to the Company, and the Company shall purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all payments of interest and principal due on each Mortgage Loan after the related Cut-off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies but subject to the sale of the servicing rights pursuant to the Appointment Agreement (as defined herein). The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to (1) promptly after the Closing Date, but in all events within three Business Days after the Closing Date, transfer all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Mortgage Loan Seller or any other name to the applicable Servicer (or a Sub-Servicer) for deposit into Servicing Accounts and (2) deliver to the Trustee on or prior to the Closing Date or, within 45 days following the Closing Date, as specified in the Pooling and Servicing Agreement, the documents, instruments and agreements required to be delivered by the Company to the Trustee under
Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request.

            2. Representations and Warranties. (a) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of Closing Date that:

                  (i) The Mortgage Loan Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

                  (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming its due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law;

                  (iii) The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

                  (iv) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement;

                  (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation by the Mortgage Loan Seller of the transactions contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

                  (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (viii) Insofar as it relates to the Mortgage Loans, the information set forth in Annexes A-1, A-2 or A-3 to the Preliminary Prospectus FWP and the Final Prospectus (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the Diskette, is true and correct in all material respects. The information set forth in (a) the Preliminary Prospectus FWP (as supplemented by the other Time of Sale Information), as of the Time of Sale and as of the date hereof, and (b) the Final Prospectus as of the date hereof, under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--The Mortgage Pool," "Risk Factors," "The Sponsors, Mortgage Loan Sellers and Originators" and "Description of the Mortgage Pool" and the information set forth on Annexes A-1, A-2 or A-3 and Annex B to the Preliminary Prospectus FWP and the Final Prospectus, and to the extent it contains information consistent with that on such Annexes A-1, A-2 or A-3, set forth on the Diskette, does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, insofar as such information relates to the Mortgage Loans, the Mortgaged Properties or Mortgagors related to the Mortgage Loan, and/or the Seller, and does not represent a restatement or aggregation of the information on the Loan Detail; and

                  (ix) The information set forth in the Preliminary Prospectus FWP and the Final Prospectus complies with the requirements of and contains all of the applicable information required by Regulation AB insofar as such information (i) relates to the Mortgage Loans and is contained in the Loan Detail or (ii) relates to the Seller, the Mortgage Loans or the Mortgaged Properties or Mortgagors related to the Mortgage Loans, and was contained in the Prospectus Supplement under the headings "Summary of the Prospectus Supplement--Relevant Parties and Dates--Sponsors," "--Mortgage Loan Sellers," "--Originators," "--The Mortgage Pool," "Risk Factors," "Transaction Parties--The Sponsors," "Description of the Mortgage Pool" or Annex B, and does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (b) The Mortgage Loan Seller hereby makes each of the representations and warranties set forth on Exhibit D hereto with respect to each Mortgage Loan, as of the date specified therein or, if no such date is specified, as of the Closing Date, except as set forth on the Exhibit E hereto.

            3. Notice of Breach; Cure and Repurchase or Substitution; Other Mortgage Loan Costs.

            (a) The Mortgage Loan Seller and the Company shall be given prompt written notice of any Breach or Document Defect, to the extent required by
Section 2.03(b) of the Pooling and Servicing Agreement.

            (b) With respect to each Mortgage Loan as to which the Mortgage Loan Seller has received notice referred in subsection (a) above, the Mortgage Loan Seller agrees to cure any Breach or Document Defect, as the case may be, in all material respects, repurchase the affected Mortgage Loan or substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan in accordance with the terms of Section 2.03(b) of the Pooling and Servicing Agreement.

            (c) Upon any repurchase or substitution of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the applicable Servicer and the applicable Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

            (d) Without limiting the remedies of the Company, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 2 of this Agreement.

            (e) The Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan or substitute a Qualified Substitute Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 9 hereof.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(e) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor, shall be paid by the Mortgage Loan Seller.

            (g) Upon any repurchase or substitution of a Mortgage Loan contemplated by Section 3(b) above, the Mortgage Loan Seller shall either (i) retain the applicable Servicer for the repurchased or substituted Mortgage Loan according to substantially the same terms set forth in the Pooling and Servicing Agreement or (ii) repurchase the servicing rights for the repurchased or substituted Mortgage Loan from the applicable Servicer at a purchase price based on the formula set forth in Section 4 of the Agreement to Appointment of Servicer by and between the Mortgage Loan Seller and Wachovia dated as of March 1, 2006 (the "Appointment Agreement") to the extent the related Mortgage Loan is subject to Appointment Agreement.

            4. Representations, Warranties and Agreements of Company.

            (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

                  (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

                  (ii) This Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery by the Mortgage Loan Seller, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

                  (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

                  (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder; and

                  (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company.

            5. Company's Conditions to Closing.

            The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

            (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct as of the date specified in such representation and warranty or, if no such date is specified, as of the Closing Date, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a default under this Agreement, and the Company shall have received a certificate to that effect signed by an authorized officer of the Mortgage Loan Seller, upon which the Company and the Underwriters may rely.

            (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

                  (i) with respect to each Mortgage Loan, the related Mortgage Note, which Mortgage Note shall be delivered to and held by the Trustee on behalf of the Company;

                  (ii) the final Mortgage Loan Schedule;

                  (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B, upon which the Underwriters may rely;

                  (iv) a certificate of the Mortgage Loan Seller, dated the Closing Date, and upon which the Company and the Underwriters may rely, to the effect that representatives of the Mortgage Loan Seller have carefully examined the Time of Sale Information and the Final Prospectus and nothing has come to the attention of the Mortgage Loan Seller that would lead the Mortgage Loan Seller to believe that the Time of Sale Information, as of the Time of Sale or as of the Closing Date, or the Final Prospectus, as of the Closing Date, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading;

                  (v) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, which states in substance the opinions set forth on Exhibit C hereto;

                  (vi) such other documents, certificates and opinions relating to the Mortgage Loans or the Mortgage Loan Seller as may be necessary to secure for the Certificates the following ratings by Standard & Poor's Rating Services ("S&P") and Fitch, Inc. ("Fitch") and together with S&P, the "Rating Agencies") for the Class A-1 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-2 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-3 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-AB Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-4 Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-1A Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-M Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class A-J Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class B Certificates, a "AA" by S&P and a "AA" by Fitch; for the Class C Certificates, a "AA-" by S&P and a "AA-" by Fitch; for the Class X-W Certificates, a "AAA" by S&P and a "AAA" by Fitch; for the Class D Certificates, a "A" by S&P, and a "A" by Fitch; for the Class E Certificates, a "A-" by S&P and a "A-" by Fitch; for the Class F Certificates, a "BBB+" by S&P and a "BBB+" by Fitch; for the Class G Certificates, a "BBB" by S&P and a "BBB" by Fitch; for the Class H Certificates, a "BBB-" by S&P and a "BBB-" by Fitch; for the Class J Certificates, a "BB+" by S&P and a "BB+" by Fitch; for the Class K Certificates, a "BB" by S&P and a "BB" by Fitch; for the Class L Certificates, a "BB-" by S&P and a "BB-" by Fitch; for the Class M Certificates, a "B+" by S&P and a "B+" by Fitch; for the Class N Certificates, a "B" by S&P and a "B" by Fitch; for the Class O Certificates, a "B-" by S&P and a "B-" by Fitch; and the Class P Certificates will not be rated by any rating agency;

                  (vii) a letter from the independent accounting firm of Deloitte & Touche LLP in form satisfactory to the Company, relating to certain information regarding the Mortgage Loans as set forth in the Prospectus; and

                  (viii) the Indemnification Agreement dated March 13, 2006, by and among the Mortgage Loan Seller, the Company, the Underwriters and the Initial Purchasers.

            (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

            6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            7. Notice of Exchange Act Reporting Events. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in a format reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 10.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            8. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at c/o General Electric Capital Corporation, 125 Park Avenue, 10th Floor, New York, New York 10017, Attention: Capital Markets / Daniel Vinson, fax number (212) 716-8960, with a copy to Patricia A. DeLuca, Esq., General Electric Capital Corporation, 292 Long Ridge Rd., Stamford, Connecticut, 06927, fax number (203) 357-6768, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at 125 Park Avenue, 10th Floor, New York, New York 10017, Attention: Mike Krull, Managing Director, fax number (212) 716-8911, with a copy to David Martindale, fax number (972) 728-7650 and Patricia A. DeLuca, Esq., fax number (203) 357-6768.

            9. Third Party Beneficiaries.

            (a) The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, each Servicer (as to the Mortgage Loans serviced by such Servicer) or each Special Servicer (as to the Mortgage Loans serviced by such Special Servicer), as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

            (b) Each of the Underwriters is an intended third party beneficiary of the representations, warranties and covenants of the Mortgage Loan Seller set forth in Sections 2(b), and 6 (and, to the extent relevant to the foregoing, in Sections 10, 11, 12, 13 and 14) of this Agreement. It is acknowledged and agreed that such representations, warranties and covenants may be enforced by or on behalf of any Underwriter against the Mortgage Loan Seller to the same extent as if it were a party hereto.

            10. Miscellaneous. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee. This Agreement also may not be changed in any manner which would have a material adverse effect on any other third party beneficiary hereof without the prior written consent of that person. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein. This Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan.

            12. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            13. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            14. JURISDICTION. THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY AND
UNCONDITIONALLY:

            (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE MORTGAGE LOAN SELLER AT ITS ADDRESS SET FORTH HEREIN FOR NOTICES OR AT SUCH OTHER ADDRESS OF WHICH THE COMPANY SHALL HAVE BEEN NOTIFIED; AND

            (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            15. Costs. The Mortgage Loan Seller shall pay (or shall reimburse the Company to the extent that the Company has paid) the Mortgage Loan Seller's pro rata portion of the aggregate of the following amounts (the Mortgage Loan Seller's pro rata portion to be determined according to the percentage that the principal balance of the Mortgage Loans represents of the principal balance of the Mortgage Loans and the Other Mortgage Loans): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered and reasonable attorney's fees and legal expenses in connection therewith; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated and reasonable attorney's fees and legal expenses in connection therewith; (v) the fees and expenses of counsel to the Underwriter;
(vi) the fees and expenses of counsel to the Depositor; (vii) the fees and expenses of counsel to the Servicers; (vii) the fees and expenses of counsel to the Mortgage Loan Seller and the sellers of the Other Mortgage Loans; (ix) the costs and expenses of the "Bloomberg roadshow"; (x) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by
Article 2 of the Pooling and Servicing Agreement; (xi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Company and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans included in the Prospectus; (xii) the concession fees of the Underwriters; and (xiii) other miscellaneous costs and expenses agreed upon by the parties hereto. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            16. Characterization of Sale. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company as provided in Section 1 hereof be, and be construed as, a sale of the Mortgage Loans by the Mortgage Loan Seller to the Company and not as a pledge of the Mortgage Loans by the Mortgage Loan Seller to the Company to secure a debt or other obligation of the Mortgage Loan Seller.

                            [Signature page follows]

            IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              GE COMMERCIAL MORTGAGE CORPORATION


                              By: /s/ Daniel Vinson
                                 ---------------------------------------------
                                    Name:  Daniel Vinson
                                    Title: Authorized Signatory


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By: /s/ Daniel Vinson
                                 ---------------------------------------------
                                    Name:  Daniel Vinson
                                    Title: Authorized Signatory

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                         [begins on the following page]

               GE COMMERCIAL MORTGAGE CORPORATION, SERIES 2006-C1

                             Mortgage Loan Schedule

  ID          Property Name                                      Sponsor
-------       -----------------------------------------------    ----------------------------------------------------------
   6          33 Washington                                      Clifford Stein
   9          Grand Marc at Riverside                            GMH Communities Trust, Gary M. Holloway, Vornado
                                                                 Realty Trust, College Park Investments, LLC
  11          Pegasus - GMH                                      GMH Communities Trust, Gary M. Holloway, Vornado
                                                                 Realty Trust, College Park Investments, LLC
  12          Atlanta Mall Area Portfolio                        Stephen P. Hayman, Alan J. Hayman
 12.1         Stonecrest Shopping Center
 12.2         Destination Home & Georgia Backyard
  13          Embassy Suites                                     Hilton Hotels, Inc., Duke Street Partnership, The Oliver
                                                                 Carr Company
  15          Broadstone Plaza                                   Alan C. Fox
  16          Yosemite Park                                      Fox General Indemnitor II, LLC, Alan Fox
  19          Park Village                                       Hyung Ho Lee
  23          Walden Creek Apartments                            Henry P. Persons, III
  24          Concorde Centre II                                 Richard Goldberg
  25          Copans Commerce Depot                              Clifford Stein
  26          Sojourn & Lakeview Portfolio                       Douglas L. Swenson
 26.1         Lakeview
 26.2         Sojourn
  30          The Preserve at Woods Lake Apartments              Charles R. Patty, Jr., Jeffrey L. Stein
  33          ENN 3 - Hilton Garden Inn                          Equity Inns Partnership, L.P.
  37          Hampton Inn & Suites - West Ashley                 Michael Bennett
  39          Conyers Crossroads-Phase II                        JP Morgan Income & Growth Fund, New Plan Excel
                                                                 Realty Trust Inc.
  41          Mt. Pleasant Hampton Inn & Suites                  Michael Bennett
  43          Peter Harris Plaza                                 Peter H. Elitzer
  46          Residence Inn - Mt. Pleasant, SC                   Michael Bennett
  47          Sunpointe Apartments                               Barry Eibschutz, Marla Gropper, Stephen L. Brenneke,
                                                                 T. Barry Brenneke, Fred Hochberg, Terrence P. Bean
  48          Georgian Place                                     Terrell M. Rhye
  49          Avenel - Extra Space Self Storage                  Extra Space Storage LLC
  50          Regency Manor MHC                                  James W. Soboleski, Benjamin L. Kadish
  51          Shoppes of Murray                                  Luther Gary Waller
  52          A1 Self Storage Santa Rosa                         James L. Ledwith
  53          Lockaway Vallejo & San Leandro                     Clark Porter, William W. Hobin, Timothy B. Hobin
 53.1         Lockaway San Leandro
 53.2         Lockaway Vallejo
  54          Quarry Hill MHC                                    Joseph I. Wolf, Michael Flesh, Robert Tom Flesch
Rollup        Lopez/Hunt Retail Portfolio                        Edgar Lopez, Jack Hunt
  55          Porter Commons                                     Edgar Lopez, Jack Hunt
  56          The Shoppes at Rockwood                            Edgar Lopez, Jack Hunt
  57          Ridge Park Center                                  Edgar Lopez, Jack Hunt
  61          Lincoln Park Self Storage                          Gray Cardiff
  62          Bali Hai - Lakeshore                               Joseph I. Wolf, Robert T. Flesh, Michael Flesch
  63          Anderson Pavilion                                  Kenneth L. Shimm
  66          Knight Chase Apartments                            John Knight, Sr, Gary Scott Knight, Christopher Knight,
                                                                  (Jay) John Perry Knight, Jr
  67          South Street Self Storage                          See Footnote (28)
  70          Lexington Mini Storage                             Jeffery and Juli Ditty, Donald Putnam
  71          Shoppes at St.Lucie West                           Barry Ross, William Matz
  72          White Marsh Self Storage                           William H. Munn
  73          ENN 4 - Springhill Suites                          Equity Inns Partnership, L.P.
  74          Power Self Storage- Industry                       Nicholas Limer, John McDonald
  75          Pleasant Lake RV Resort Community                  Harry Seidner, Sion Tesone, Gabriel Markovich
  76          Devon SS - Falls Road                              Kenneth E Nitzberg, Kelly Gallacher
  77          ENN 6 - Residence Inn                              Equity Inns Partnership, L.P.
  78          Devon SS - Cockeysville                            Kenneth E Nitzberg, Kelly Gallacher
  79          Fox Hills/Parkside/Driftwood Mobile                Jack Olof
              Home Community Portfolio
 79.1         Driftwood Village Mobile Home Community
 79.2         Parkside Mobile Home Community
 79.3         Fox Hills Mobile Home Community
  80          ENN 2 - Courtyard by Marriott                      Equity Inns Partnership, L.P.
  81          Market Place Shopping Center                       Youssef S. Hafez, Maher M. Hafez
  82          City Centre                                        Charles R. Patty, E. Polk Kellam, Jr.
  83          Outback Self Storage                               Bennett V. York
  84          400 Broadway                                       Gary Spirer
  85          Southlawn                                          Richard E. Ward II, Carrie Ward Accardi,
                                                                 Michael L. Accardi
  86          Storage One Cheyenne                               Barry R. Moore, Robert R. Black Sr.
  87          Hidden Lake Apartments                             Michael G. Peterson
  89          Redhawk Medical Center                             Donald R. Klein
  90          Spring Hill Self Storage                           Clifford  S. Smith
  91          Brentwood Shoppes                                  Harvey E. Kroiz, Irwin N. Kroiz
  92          WWG-EZ Access SS                                   Bill Hobin, Tim Hobin, Clark Porter
  93          The Village Townhomes                              Douglas L. Swenson
  94          Spalding Triangle                                  Philip H. Weener, J. David Jones, Jr.
  96          Amberglen Marketplace                              Leonard Gionet, Adam Monshi
  97          Mesa Plaza                                         Don P. Miller II
  98          Simply Storage Portfolio                           G. Thomas King, IV, Mark F. O'Neil,
                                                                 Thomas J. Folliard, IV
 98.1         Simply Storage-Short Pump
 98.2         Simply Storage-Ashland
  99          A1 Self Storage - Mission Valley II (Frazee Rd)    Brian R. Caster, Terrence R. Caster
  100         A Storage Place - Evergreen                        Darryl Flaming
  101         Bremen Crossing                                    Simon H. Ahn
  102         A Storage Place - Rialto                           Darryl Flaming
  104         Huntcrest  Market                                  Blair G. Schlossberg, Larry J. Ledbetter,
                                                                 Douglas C. Davidson
  106         Leslie's Poolmart Industrial                       Michael B. Flesch, Robert T. Flesh
  107         Fountain Place                                     David S. Wolfe
  110         Madison Service Commercial Center                  Don Veasey
  111         Palm View Gardens RV Resort                        Maurice Wilder
  112         Hamilton Mill Plaza                                Ben F. Kushner, Warren Steinberg
  113         Devon SS - Woodfield                               Kenneth E. Nitzberg, Kelly Gallacher
  114         Kenmore Self Storage                               William Evan Foster
  115         Storage Xxtra Hwy 278                              Fred D. Rickman, Jr.
  116         A Storage Place - Ft. Collins                      Darryl B. Flaming
  117         Braker Storage                                     Roger L. Duck
  118         Anchor Storage                                     William R. Fieldstead, Larry G. Estes,
                                                                 Rodger Noel
  119         Yuciapa Self Storage                               Scott Flaming
  120         Duluth Super Wal-Mart Shadow                       Rajeshwar Dutt Sharma
  122         DTC Self Storage                                   Donald E. Siecke
  124         Budget Self Storage                                Richard B. Bennett, James R. Bennett
  125         The Shops at Santa Barbara I                       OJ Buigas
  126         First Storage Dunwoody                             J. Craig Harper, John Hardy Jones
  128         A-1 Self Storage Oceanside II                      Terrence R. Caster
  129         Prairie Grove and Willow Grove MHCs                James Soboleski, Benjamin Kadish
  130         Meadowlark Mobile Homes Estates                    A. Ronald Cunning
  132         Springfield Meadows                                Kamal H. Shouhayib
  133         A1 Self Storage Mission Valley III (Murray Rd)     Brian R. Caster, Terrence Caster
  134         BullsEye Storage Gulfgate                          M. Peter Morris
  135         Camp Bowie Self Storage                            Roger Duck
  136         Missouri Flat Self Storage                         Christopher Strohm, James Bradford
  137         Stor It 4 Less                                     Ara Aghajanian
  140         Douglasville MOB                                   R. Lindsey Warren
  141         Coachella Valley                                   Art Flaming
  142         Additional Self Storage Burton Road East           Brandon M.Dawson, Earl Morley Jr., Cynthia L. Dawson
                                                                 Austin, Edwin J. Kawaski
  143         Patio Gardens MHP                                  Dean Peterson, Nan Peterson
  144         Fairview MHC                                       Jack O. Olof
  145         A-1 Self Storage Oceanside I                       Brian R. Caster
  146         The Shops at Santa Barbara II                      OJ Buigas

  ID      Address                                           City                                State        Zip Code
------    ---------------------------------------------     -------------------------           -----        --------
   6      33 Washington Street                              Newark                                NJ           07102
   9      3549 Iowa Road                                    Riverside                             CA           92507
  11      11841 Jefferson Commons Circle                    Orlando                               FL           32826
  12      Various                                           Various                               GA          Various
 12.1     7300, 7310, 7342 Stonecrest Concourse;            Lithonia                              GA           30038
          2980 Stonecrest Pass; 7105 Stonecrest Parkway
 12.2     1955 & 1995 Mall of Georgia Boulevard             Buford                                GA           30519
  13      1900 Diagonal Road                                Alexandria                            VA           22314
  15      2791 E. Bidwell Street                            Folsom                                CA           95630
  16      9090 East Philips Place                           Centennial                            CO           80112
  19      2550 Pleasant Hill Road                           Duluth                                GA           30096
  23      100 Walden Creek Way                              Greenville                            SC           29615
  24      2999 Northeast 191st Street                       Aventura                              FL           33180
  25      1301 West Copans Road                             Pompano Beach                         FL           33064
  26      Various                                           Various                               TX          Various
 26.1     1199 South Belt Line Road                         Coppell                               TX           75019
 26.2     4450 Sojourn Drive                                Addison                               TX           75001
  30      412 Woods Lake Road                               Greenville                            SC           29607
  33      12600 University Drive                            Ft. Myers                             FL           33907
  37      678 Citadel Haven Drive                           Charleston                            SC           29414
  39      1448-1522 Dogwood Drive Southeast                 Conyers                               GA           30013
  41      1104 Isle of Palms                                Mt. Pleasant                          SC           29464
  43      952 Troy-Schnectady Road                          Latham                                NY           12110
  46      1116 Isle of Palms                                Mt. Pleasant                          SC           29464
  47      900 Southeast Park Crest Avenue                   Vancouver                             WA           98683
  48      1700 Creek Valley                                 Augusta                               GA           30909
  49      1420 Rahway Avenue                                Avenel                                NJ           07001
  50      7085 Bloomfield Road                              Des Moines                            IA           50320
  51      600 & 650 North 12th Street                       Murray                                KY           42071
  52      2868-2872 Dutton Meadow                           Santa Rosa                            Ca           95407
  53      Various                                           Various                               CA          Various
 53.1     1100 Davis Street                                 San Leandro                           CA           94577
 53.2     1080 Magazine Street                              Vallejo                               CA           94577
  54      11789 Main Road                                   Akron                                 NY           14001
Rollup    Various                                           Various                               AR          Various
  55      3710 East Main Street                             Blytheville                           AR           72315
  56      110 South Rockwood Road                           Cabot                                 AR           72023
  57      1907 West Parker Road                             Jonesboro                             AR           72404
  61      2001 North Elston Avenue                          Chicago                               IL           60614
  62      5205 Kailua Lane                                  Orlando                               FL           32812
  63      16742 Soutwest Freeway                            Anderson                              SC           29621
  66      7195 Hannover Parkway North                       Stockbridge                           GA           30281
  67      2323 South Street                                 Long Beach                            CA           90805
  70      285 Ruccio Way                                    Lexington                             KY           40503
  71      1718- 1748 Southwest Street Lucie West Boulevard  Port St. Lucie                        FL           34986
  72      8115 Perry Hills Road                             White Marsh                           MD           21236
  73      2 Buckstone Place                                 Asheville                             NC           28805
  74      16408 Gale Avenue                                 City of Industry                      CA           91745
  75      6633 53rd Avenue East (SR 70)                     Bradenton                             FL           34203
  76      3634 Falls Road                                   Baltimore                             MD           21211
  77      1310 Airport Road                                 Jacksonville                          FL           32218
  78      11150 York Road                                   Cockeysville                          MD           21030
  79      Various                                           Various                               OR          Various
 79.1     5405 NW Pacific Coast Highway                     Waldport                              OR           97394
 79.2     3950 N. Coburg Road                               Eugene                                OR           97408
 79.3     61030 Lodgepole Drive                             Bend                                  OR           97702
  80      411 Holiday Drive                                 Dalton                                GA           30720
  81      9936 Stephen Decatur Highway                      West Ocean City                       MD           21842
  82      233 East City Hall Avenue                         Norfolk                               VA           23510
  83      719 Beal Parkway                                  Fort Walton Beach                     FL           32547
  84      400 Broadway                                      Paterson                              NJ           07501
  85      20 Southlawn Court                                Rockville                             MD           20850
  86      9770 West Cheyenne Avenue                         Las Vegas                             NV           89129
  87      5419 110th Street Southwest                       Lakewood                              WA           98499
  89      44274 George Cushman Court                        Temecula                              CA           92592
  90      150 Springhill Drive                              Grass Valley                          CA           95945
  91      221-227 North Pottstown Pike                      Exton                                 PA           19341
  92      750 Umi Street                                    Honolulu                              HI           96819
  93      308-536 North Brentwood & 516-536 North Chicago   Lubbock                               TX           79416
  94      5655 NE Spalding Drive, 3790 Data Drive           Norcross                              GA           30092
  96      2302-2398 Northwest Amberbrook Drive              Hillsboro                             OR           97006
  97      8014-8020 Mesa Drive                              Austin                                TX           78731
  98      Various                                           Various                               VA          Various
 98.1     4475 Pouncey Tract Road                           Glen Allen                            VA           23059
 98.2     423 South Washington Highway                      Ashland                               VA           23005
  99      1501 Frazee Road                                  San Diego                             CA           92108
  100     29309 Industrial Way                              Evergreen                             CO           80439
  101     3870-3998 Bremen Crossing                         Bremen                                GA           30110
  102     313 S. Riverside Avenue                           Rialto                                CA           92376
  104     1064 Old Peachtree Road                           Lawrenceville                         GA           30043
  106     4202 Dan Morton Drive                             Dallas                                TX           75236
  107     5400 Poplar Avenue                                Memphis                               TN           38119
  110     27310 Madison Avenue                              Temecula                              CA           92590
  111     3331 Gail Boulevard                               Zephyrhills                           FL           33541
  112     3421 Ridge Road                                   Buford                                GA           30519
  113     18830 Woodfield Road                              Gaithersburg                          MD           20879
  114     18716 68th Avenue Northeast                       Kenmore                               WA           98028
  115     5754 Wendy Bagwell Pkwy                           Hiram                                 GA           30141
  116     232 East County Road 30                           Fort Collins                          CO           80525
  117     2607 West Braker Lane                             Austin                                TX           78758
  118     6121 172nd Street Northeast                       Arlington                             WA           98223
  119     35056 County Line Road                            Yucaipa                               CA           92399
  120     2615 Pleasant Hill Road                           Duluth                                GA           30096
  122     7326 South Yosemite Street                        Centennial                            CO           80112
  124     4025 East WT Harris Boulevard                     Charlotte                             NC           28215
  125     2311 Santa Barbara Boulevard                      Cape Coral                            FL           33991
  126     8711 Dunwoody Place                               Atlanta                               GA           30350
  128     3040 Oceanside Boulevard                          Oceanside                             CA           92054
  129     3319 Ridgewood Avenue and 3401 Ridge Avenue       Springfield                           IL           62702
  130     12152 Trasak Avenue                               Garden Grove                          CA           92843
  132     4100 Troy Road                                    Springfield                           OH           45502
  133     1550 Murray Canyon Road                           San Diego                             CA           92108
  134     7300 South Loop East                              Houston                               TX           77087
  135     6471 Camp Bowie                                   Fort Worth                            TX           76116
  136     4680 Missouri Flat Road                           Placerville                           CA           95667
  137     9327 San Fernando Road                            Sun Valley                            CA           91352
  140     6043 Prestley Mill Road                           Douglasville                          GA           30134
  141     46148 Marilyn Street                              Indio                                 Ca           92201
  142     11300 Northeast 28th Street                       Vancouver                             WA           98684
  143     318 South Crimson Road                            Mesa                                  AZ           85208
  144     1120 Fairview Drive                               Springfield                           OR           97477
  145     1783 South Oceanside Boulevard                    Oceanside                             CA           92054
  146     2221 Santa Barbara Boulevard                      Cape Coral                            FL           33991

                           Net                         Cut-off          Original        Stated Remaining
           Interest      Interest       Original        Date       Term to Maturity     Term to Maturity
  ID         Rate          Rate         Balance        Balance      or APD (mos.)         or APD (mos.)
------   ----------    ----------    ------------   ------------   ------------------   ------------------
   6          5.170%        5.149%     54,999,999     54,999,999           120                  117
   9          5.500%        5.479%     42,090,680     42,090,680           120                  118
  11          5.220%        5.199%     29,914,000     29,914,000            60                   58
  12          5.590%        5.569%     29,120,000     29,120,000           120                  119
 12.1                                  19,360,000     19,360,000
 12.2                                   9,760,000      9,760,000
  13          5.300%        5.279%     28,000,000     28,000,000           120                  118
  15          5.570%        5.549%     24,225,000     24,225,000           120                  118
  16          5.130%        5.109%     22,000,000     22,000,000           120                  113
  19          5.650%        5.569%     18,000,000     17,958,798           120                  118
  23          5.530%        5.509%     14,500,000     14,500,000           120                  118
  24          5.770%        5.749%     14,200,000     14,200,000           120                  118
  25          5.040%        5.019%     13,900,000     13,900,000           120                  118
  26          5.760%        5.739%     13,475,000     13,475,000           120                  118
 26.1                                   7,239,085      7,239,085
 26.2                                   6,235,915      6,235,915
  30          5.470%        5.449%     12,000,000     12,000,000           120                  117
  33          5.440%        5.419%     11,490,000     11,435,606           120                  117
  37          5.560%        5.539%     10,125,000     10,125,000           120                  118
  39          5.260%        5.239%      9,750,000      9,750,000            99                   96
  41          5.690%        5.669%      9,000,000      9,000,000            84                   82
  43          5.860%        5.799%      8,900,000      8,880,317           120                  118
  46          5.560%        5.539%      8,525,000      8,525,000           120                  118
  47          5.630%        5.609%      8,500,000      8,500,000           120                  120
  48          5.500%        5.479%      8,400,000      8,380,294           120                  118
  49          5.240%        5.219%      8,080,000      8,080,000           120                  117
  50          5.660%        5.639%      8,051,000      8,051,000           120                  118
  51          5.500%        5.419%      8,000,000      7,981,233           120                  118
  52          5.720%        5.699%      7,968,000      7,949,969           120                  118
  53          5.370%        5.349%      7,917,000      7,917,000           120                  117
 53.1                                   5,167,000      5,167,000
 53.2                                   2,750,000      2,750,000
  54          5.650%        5.629%      7,650,000      7,650,000           120                  119
Rollup        5.680%        5.659%      7,589,000      7,589,000           120                  118
  55          5.680%        5.659%      3,093,000      3,093,000           120                  118
  56          5.680%        5.659%      2,784,000      2,784,000           120                  118
  57          5.680%        5.659%      1,712,000      1,712,000           120                  118
  61          5.670%        5.649%      7,292,000      7,275,363           120                  118
  62          5.350%        5.329%      7,275,000      7,275,000           120                  118
  63          5.660%        5.639%      7,100,000      7,100,000           120                  120
  66          5.570%        5.499%      6,813,000      6,797,199           120                  118
  67          5.330%        5.309%      6,750,000      6,750,000           120                  116
  70          5.600%        5.579%      6,500,000      6,500,000           120                  118
  71          5.670%        5.649%      6,300,000      6,300,000           120                  119
  72          5.400%        5.379%      6,200,000      6,200,000           120                  117
  73          5.440%        5.419%      6,050,000      6,021,359           120                  117
  74          5.660%        5.639%      5,950,000      5,936,403           120                  118
  75          5.240%        5.219%      5,900,000      5,900,000           120                  116
  76          5.560%        5.539%      5,887,000      5,855,789           120                  115
  77          5.440%        5.419%      5,879,000      5,851,169           120                  117
  78          5.670%        5.649%      5,700,000      5,700,000           120                  115
  79          5.670%        5.649%      5,700,000      5,686,995            60                   58
 79.1                                   1,970,000      1,965,505
 79.2                                   1,960,000      1,955,528
 79.3                                   1,770,000      1,765,962
  80          5.440%        5.419%      5,495,000      5,468,987           120                  117
  81          5.520%        5.439%      5,472,000      5,446,047           120                  118
  82          5.550%        5.529%      5,285,000      5,285,000           120                  120
  83          5.240%        5.219%      5,200,000      5,174,632           120                  117
  84          5.390%        5.369%      5,117,000      5,117,000           120                  120
  85          5.550%        5.489%      5,100,000      5,088,133           120                  118
  86          5.730%        5.709%      5,023,000      5,011,652           120                  118
  87          5.360%        5.339%      5,000,000      5,000,000           120                  118
  89          5.710%        5.689%      5,000,000      5,000,000           121                  121
  90          5.630%        5.609%      5,000,000      4,993,096           120                  119
  91          5.520%        5.499%      5,000,000      4,983,581           120                  117
  92          5.730%        5.709%      4,900,000      4,900,000           120                  118
  93          5.400%        5.379%      4,810,000      4,810,000           120                  116
  94          5.520%        5.459%      4,800,000      4,793,294           120                  119
  96          5.630%        5.609%      4,700,000      4,700,000           120                  117
  97          5.470%        5.449%      4,700,000      4,684,420           120                  117
  98          5.100%        5.019%      4,600,000      4,583,664           120                  117
 98.1                                   3,295,000      3,283,298
 98.2                                   1,305,000      1,300,366
  99          5.440%        5.419%      4,555,000      4,539,966           120                  118
  100         5.320%        5.299%      4,500,000      4,500,000           120                  118
  101         5.640%        5.619%      4,500,000      4,489,683           120                  118
  102         5.140%        5.119%      4,300,000      4,300,000           120                  117
  104         5.680%        5.659%      4,200,000      4,190,433           120                  118
  106         5.630%        5.609%      4,100,000      4,100,000            84                   84
  107         5.700%        5.629%      4,000,000      4,000,000           120                  118
  110         5.530%        5.509%      4,000,000      3,990,662           120                  118
  111         5.680%        5.659%      4,000,000      3,989,747           120                  119
  112         5.010%        4.929%      3,900,000      3,890,086           120                  118
  113         5.780%        5.759%      3,900,000      3,883,698           120                  116
  114         5.140%        5.119%      3,725,000      3,711,869           120                  117
  115         5.380%        5.359%      3,700,000      3,687,688           120                  118
  116         5.250%        5.229%      3,600,000      3,600,000           120                  117
  117         5.790%        5.769%      3,600,000      3,600,000           120                  118
  118         6.110%        6.089%      3,568,000      3,563,311           120                  119
  119         5.720%        5.699%      3,500,000      3,500,000           120                  117
  120         5.660%        5.579%      3,485,000      3,477,036           120                  118
  122         5.800%        5.779%      3,375,000      3,370,422           120                  119
  124         5.540%        5.519%      3,200,000      3,200,000           120                  118
  125         5.070%        5.049%      3,200,000      3,188,573           120                  117
  126         5.800%        5.779%      3,100,000      3,100,000           120                  117
  128         5.440%        5.419%      3,075,000      3,064,851           120                  118
  129         5.490%        5.469%      3,050,000      3,050,000           120                  116
  130         5.430%        5.409%      3,000,000      2,992,881            84                   82
  132         5.170%        5.149%      2,800,000      2,800,000           120                  117
  133         5.440%        5.419%      2,770,000      2,760,857           120                  118
  134         5.910%        5.839%      2,675,000      2,675,000           120                  118
  135         5.890%        5.869%      2,550,000      2,550,000           120                  118
  136         5.340%        5.319%      2,500,000      2,486,159           120                  115
  137         5.790%        5.769%      2,472,000      2,460,902           120                  117
  140         5.890%        5.809%      2,042,000      2,035,747           120                  117
  141         5.620%        5.599%      2,000,000      2,000,000           120                  119
  142         5.220%        5.199%      1,800,000      1,800,000           120                  117
  143         5.530%        5.509%      1,728,000      1,720,429           120                  116
  144         5.330%        5.309%      1,725,000      1,715,431            60                   55
  145         5.440%        5.419%      1,480,000      1,475,115           120                  118
  146         5.070%        5.049%      1,400,000      1,395,001           120                  117

            Maturity       Original          Remaining         Monthly                                           Interest
              Date       Amortization      Amortization         Debt        Administrative        Servicing      Accrual
  ID         or APD       Term (mos.)       Term (mos.)        Service         Cost Rate          Fee Rate        Method
------      ---------    ------------      ------------      -----------    --------------      ------------   -------------
   6        12/1/2015        360               360             300,993          0.0214%            0.0200%      Actual/360
   9        1/1/2016           0                 0             195,595          0.0214%            0.0200%      Actual/360
  11        1/1/2011           0                 0             131,933          0.0214%            0.0200%      Actual/360
  12        2/1/2016         360               360             166,988          0.0214%            0.0200%      Actual/360
 12.1
 12.2
  13        1/1/2016           0                 0             125,384          0.0214%            0.0200%      Actual/360
  15        1/1/2016         360               360             138,613          0.0214%            0.0200%      Actual/360
  16        8/1/2015         360               360             119,855          0.0214%            0.0200%      Actual/360
  19        1/1/2016         360               358             103,902          0.0814%            0.0800%      Actual/360
  23        1/1/2016         360               360              82,603          0.0214%            0.0200%      Actual/360
  24        1/1/2016         360               360              83,048          0.0214%            0.0200%      Actual/360
  25        1/1/2016         360               360              74,958          0.0214%            0.0200%      Actual/360
  26        1/1/2016           0                 0              65,578          0.0214%            0.0200%      Actual/360
 26.1
 26.2
  30        12/1/2015        360               360              67,909          0.0214%            0.0200%      Actual/360
  33        12/1/2015        300               297              70,148          0.0214%            0.0200%      Actual/360
  37        1/1/2016         300               300              62,540          0.0214%            0.0200%      Actual/360
  39        3/1/2014           0                 0              43,331          0.0214%            0.0200%      Actual/360
  41        1/1/2013         300               300              56,294          0.0214%            0.0200%      Actual/360
  43        1/1/2016         360               358              52,562          0.0614%            0.0600%      Actual/360
  46        1/1/2016         300               300              52,657          0.0214%            0.0200%      Actual/360
  47        3/1/2016         360               360              48,958          0.0214%            0.0200%      Actual/360
  48        1/1/2016         360               358              47,694          0.0214%            0.0200%      Actual/360
  49        12/1/2015        360               360              44,568          0.0214%            0.0200%      Actual/360
  50        1/1/2016         360               360              46,524          0.0214%            0.0200%      Actual/360
  51        1/1/2016         360               358              45,423          0.0814%            0.0800%      Actual/360
  52        1/1/2016         360               358              46,347          0.0214%            0.0200%      Actual/360
  53        12/1/2015        360               360              44,308          0.0214%            0.0200%      Actual/360
 53.1
 53.2
  54        2/1/2016         360               360              44,159          0.0214%            0.0200%      Actual/360
Rollup      1/1/2016         360               360              43,950          0.0214%            0.0200%      Actual/360
  55        1/1/2016         360               360              17,913          0.0214%            0.0200%      Actual/360
  56        1/1/2016         360               360              16,123          0.0214%            0.0200%      Actual/360
  57        1/1/2016         360               360               9,915          0.0214%            0.0200%      Actual/360
  61        1/1/2016         360               358              42,184          0.0214%            0.0200%      Actual/360
  62        1/1/2016         360               360              40,625          0.0214%            0.0200%      Actual/360
  63        3/1/2016         360               360              41,029          0.0214%            0.0200%      Actual/360
  66        1/1/2016         360               358              38,983          0.0714%            0.0700%      Actual/360
  67        11/1/2015        360               360              37,609          0.0214%            0.0200%      Actual/360
  70        1/1/2016         360               360              37,315          0.0214%            0.0200%      Actual/360
  71        2/1/2016         360               360              36,446          0.0214%            0.0200%      Actual/360
  72        12/1/2015        360               360              34,815          0.0214%            0.0200%      Actual/360
  73        12/1/2015        300               297              36,936          0.0214%            0.0200%      Actual/360
  74        1/1/2016         360               358              34,383          0.0214%            0.0200%      Actual/360
  75        11/1/2015        360               360              32,543          0.0214%            0.0200%      Actual/360
  76        10/1/2015        360               355              33,648          0.0214%            0.0200%      Actual/360
  77        12/1/2015        300               297              35,892          0.0214%            0.0200%      Actual/360
  78        10/1/2015        360               360              32,975          0.0214%            0.0200%      Actual/360
  79        1/1/2011         360               358              32,975          0.0214%            0.0200%      Actual/360
 79.1
 79.2
 79.3
  80        12/1/2015        300               297              33,547          0.0214%            0.0200%      Actual/360
  81        1/1/2016         240               238              37,703          0.0814%            0.0800%      Actual/360
  82        3/1/2016         360               360              30,174          0.0214%            0.0200%      Actual/360
  83        12/1/2015        300               297              31,130          0.0214%            0.0200%      Actual/360
  84        3/1/2016         360               360              28,702          0.0214%            0.0200%      Actual/360
  85        1/1/2016         360               358              29,117          0.0614%            0.0600%      Actual/360
  86        1/1/2016         360               358              29,249          0.0214%            0.0200%      Actual/360
  87        1/1/2016           0                 0              22,644          0.0214%            0.0200%      Actual/360
  89        4/1/2016         360               360              29,052          0.0214%            0.0200%      Actual/360
  90        2/1/2016         360               359              28,799          0.0214%            0.0200%      Actual/360
  91        12/1/2015        360               357              28,452          0.0214%            0.0200%      Actual/360
  92        1/1/2016         360               360              28,533          0.0214%            0.0200%      Actual/360
  93        11/1/2015        360               360              27,010          0.0214%            0.0200%      Actual/360
  94        2/1/2016         360               359              27,314          0.0614%            0.0600%      Actual/360
  96        12/1/2015        360               360              27,071          0.0214%            0.0200%      Actual/360
  97        12/1/2015        360               357              26,598          0.0214%            0.0200%      Actual/360
  98        12/1/2015        360               357              24,976          0.0814%            0.0800%      Actual/360
 98.1
 98.2
  99        1/1/2016         300               298              27,809          0.0214%            0.0200%      Actual/360
  100       1/1/2016         360               360              25,045          0.0214%            0.0200%      Actual/360
  101       1/1/2016         360               358              25,947          0.0214%            0.0200%      Actual/360
  102       12/1/2015        360               360              23,453          0.0214%            0.0200%      Actual/360
  104       1/1/2016         360               358              24,324          0.0214%            0.0200%      Actual/360
  106       3/1/2013         360               360              23,615          0.0214%            0.0200%      Actual/360
  107       1/1/2016         360               360              23,216          0.0714%            0.0700%      Actual/360
  110       1/1/2016         360               358              22,787          0.0214%            0.0200%      Actual/360
  111       2/1/2016         240               239              27,924          0.0214%            0.0200%      Actual/360
  112       1/1/2016         360               358              20,960          0.0814%            0.0800%      Actual/360
  113       11/1/2015        360               356              22,834          0.0214%            0.0200%      Actual/360
  114       12/1/2015        360               357              20,317          0.0214%            0.0200%      Actual/360
  115       1/1/2016         300               298              22,457          0.0214%            0.0200%      Actual/360
  116       12/1/2015        360               360              19,879          0.0214%            0.0200%      Actual/360
  117       1/1/2016         360               360              21,100          0.0214%            0.0200%      Actual/360
  118       2/1/2016         360               359              21,645          0.0214%            0.0200%      Actual/360
  119       12/1/2015        360               360              20,358          0.0214%            0.0200%      Actual/360
  120       1/1/2016         360               358              20,139          0.0814%            0.0800%      Actual/360
  122       2/1/2016         360               359              19,803          0.0214%            0.0200%      Actual/360
  124       1/1/2016         360               360              18,250          0.0214%            0.0200%      Actual/360
  125       12/1/2015        360               357              17,315          0.0214%            0.0200%      Actual/360
  126       12/1/2015        360               360              18,189          0.0214%            0.0200%      Actual/360
  128       1/1/2016         300               298              18,773          0.0214%            0.0200%      Actual/360
  129       11/1/2015        360               360              17,298          0.0214%            0.0200%      Actual/360
  130       1/1/2013         360               358              16,902          0.0214%            0.0200%      Actual/360
  132       12/1/2015        360               360              15,323          0.0214%            0.0200%      Actual/360
  133       1/1/2016         300               298              16,911          0.0214%            0.0200%      Actual/360
  134       1/1/2016         360               360              15,884          0.0714%            0.0700%      Actual/360
  135       1/1/2016         360               360              15,109          0.0214%            0.0200%      Actual/360
  136       10/1/2015        360               355              13,945          0.0214%            0.0200%      Actual/360
  137       12/1/2015        300               297              15,611          0.0214%            0.0200%      Actual/360
  140       12/1/2015        360               357              12,099          0.0814%            0.0800%      Actual/360
  141       2/1/2016         360               360              11,507          0.0214%            0.0200%      Actual/360
  142       12/1/2015        360               360               9,906          0.0214%            0.0200%      Actual/360
  143       11/1/2015        360               356               9,844          0.0214%            0.0200%      Actual/360
  144       10/1/2010        360               355               9,611          0.0214%            0.0200%      Actual/360
  145       1/1/2016         300               298               9,036          0.0214%            0.0200%      Actual/360
  146       12/1/2015        360               357               7,576          0.0214%            0.0200%      Actual/360

                   Revised                    Crossed     Mortgage             Letter
           APD     Interest    Fee /           With         Loan                 of                  Hotel Property     Loan Group
  ID     (Yes/No)    Rate    Leasehold      Other Loans    Seller              Credit                   (Yes/No)       (One or Two)
------   --------  --------  ----------   --------------  -------  -------------------------------   ---------------   ------------
   6        No               Fee Simple         No          GECC                                            No               1
   9        No               Leasehold          No          GECC                                            No               2
  11        No               Fee Simple         No          GECC                                            No               2
  12        No               Fee Simple         No          GECC                                            No               1
 12.1                        Fee Simple                     GECC                                            No               1
 12.2                        Fee Simple                     GECC                                            No               1
  13        No               Fee Simple         No          GECC                                            Yes              1
  15        No               Fee Simple         No          GECC           Yes ($1,862,300                  No               1
                                                                              Earnout)
  16        No               Fee Simple         No          GECC   Yes ($931,821 New Tenant Excess          No               1
                                                                         TI, $330,000 Earnout)
  19        No               Fee Simple         No          GECC                                            No               1
  23        No               Fee Simple         No          GECC                                            No               2
  24        No               Fee Simple         No          GECC                                            No               1
  25        No               Fee Simple         No          GECC                                            No               1
  26        No               Fee Simple         No          GECC                                            No               1
 26.1                        Fee Simple                     GECC                                            No               1
 26.2                        Fee Simple                     GECC                                            No               1
  30        No               Fee Simple         No          GECC                                            No               2
  33        No               Fee Simple         No          GECC                                            Yes              1
  37        No               Fee Simple         No          GECC                                            Yes              1
  39        No               Fee Simple         No          GECC                                            No               1
  41        No               Fee Simple         No          GECC                                            Yes              1
  43        No               Fee Simple         No          GECC                                            No               1
  46        No               Fee Simple         No          GECC                                            Yes              1
  47        No               Fee Simple         No          GECC                                            No               2
  48        No               Fee Simple         No          GECC                                            No               2
  49        No               Fee Simple         No          GECC                                            No               1
  50        No               Fee Simple         No          GECC                                            No               1
  51        No               Fee Simple         No          GECC                                            No               1
  52        No               Fee Simple         No          GECC                                            No               1
  53        No               Fee Simple         No          GECC                                            No               1
 53.1                        Fee Simple                     GECC                                            No               1
 53.2                        Fee Simple                     GECC                                            No               1
  54        No               Fee Simple         No          GECC                                            No               1
Rollup      No               Fee Simple   Yes (GE 06-1 B)   GECC                                            No               1
  55        No               Fee Simple   Yes (GE 06-1 B)   GECC                                            No               1
  56        No               Fee Simple   Yes (GE 06-1 B)   GECC                                            No               1
  57        No               Fee Simple   Yes (GE 06-1 B)   GECC                                            No               1
  61        No               Fee Simple         No          GECC                                            No               1
  62        No               Fee Simple         No          GECC                                            No               2
  63        No               Fee Simple         No          GECC                                            No               1
  66        No               Fee Simple         No          GECC                                            No               2
  67        No               Fee Simple         No          GECC       Yes ($638,000 Earnout)               No               1
  70        No               Fee Simple         No          GECC                                            No               1
  71        No               Fee Simple         No          GECC                                            No               1
  72        No               Fee Simple         No          GECC                                            No               1
  73        No               Fee Simple         No          GECC                                            Yes              1
  74        No               Leasehold          No          GECC                                            No               1
  75        No               Fee Simple         No          GECC                                            No               1
  76        No               Fee Simple         No          GECC                                            No               1
  77        No               Fee Simple         No          GECC        Yes ($600,000 Project               Yes              1
                                                                          Improvement Plan)
  78        No               Fee Simple         No          GECC                                            No               1
  79        No               Fee Simple         No          GECC                                            No               1
 79.1                        Fee Simple                     GECC                                            No               1
 79.2                        Fee Simple                     GECC                                            No               1
 79.3                        Fee Simple                     GECC                                            No               1
  80        No               Fee Simple         No          GECC        Yes ($600,000 Project               Yes              1
                                                                          Improvement Plan)
  81        No               Fee Simple         No          GECC                                            No               1
  82        No               Fee Simple         No          GECC                                            No               1
  83        No               Fee Simple         No          GECC                                            No               1
  84        No               Fee Simple         No          GECC                                            No               2
  85        No               Fee Simple         No          GECC       Yes ($100,000 Rollover)              No               1
  86        No               Fee Simple         No          GECC                                            No               1
  87        No               Fee Simple         No          GECC                                            No               2
  89        No               Fee Simple         No          GECC                                            No               1
  90        No               Fee Simple         No          GECC                                            No               1
  91        No               Fee Simple         No          GECC                                            No               1
  92        No               Fee Simple         No          GECC                                            No               1
  93        No               Fee Simple         No          GECC                                            No               2
  94        No               Fee Simple         No          GECC                                            No               1
  96        No               Fee Simple         No          GECC                                            No               1
  97        No               Fee Simple         No          GECC                                            No               1
  98        No               Fee Simple         No          GECC                                            No               1
 98.1                        Fee Simple                     GECC                                            No               1
 98.2                        Fee Simple                     GECC                                            No               1
  99        No               Fee Simple         No          GECC                                            No               1
  100       No               Fee Simple         No          GECC                                            No               1
  101       No               Fee Simple         No          GECC                                            No               1
  102       No               Fee Simple         No          GECC                                            No               1
  104       No               Fee Simple         No          GECC                                            No               1
  106       No               Fee Simple         No          GECC                                            No               1
  107       No               Fee Simple         No          GECC                                            No               1
  110       No               Fee Simple         No          GECC                                            No               1
  111       No               Fee Simple         No          GECC                                            No               1
  112       No               Fee Simple         No          GECC       Yes ($760,000 Earnout)               No               1
  113       No               Fee Simple         No          GECC                                            No               1
  114       No               Fee Simple         No          GECC                                            No               1
  115       No               Fee Simple         No          GECC                                            No               1
  116       No               Fee Simple         No          GECC                                            No               1
  117       No               Fee Simple         No          GECC                                            No               1
  118       No               Fee Simple         No          GECC                                            No               1
  119       No               Fee Simple         No          GECC                                            No               1
  120       No               Fee Simple         No          GECC                                            No               1
  122       No               Fee Simple         No          GECC                                            No               1
  124       No               Fee Simple         No          GECC                                            No               1
  125       No               Fee Simple         No          GECC                                            No               1
  126       No               Fee Simple         No          GECC                                            No               1
  128       No               Fee Simple         No          GECC                                            No               1
  129       No               Fee Simple         No          GECC                                            No               2
  130       No               Fee Simple         No          GECC                                            No               2
  132       No               Fee Simple         No          GECC                                            No               1
  133       No               Fee Simple         No          GECC                                            No               1
  134       No               Fee Simple         No          GECC                                            No               1
  135       No               Fee Simple         No          GECC                                            No               1
  136       No               Fee Simple         No          GECC                                            No               1
  137       No               Fee Simple         No          GECC                                            No               1
  140       No               Fee Simple         No          GECC                                            No               1
  141       No               Fee Simple         No          GECC                                            No               1
  142       No               Fee Simple         No          GECC                                            No               1
  143       No               Fee Simple         No          GECC                                            No               2
  144       No               Fee Simple         No          GECC                                            No               2
  145       No               Fee Simple         No          GECC                                            No               1
  146       No               Fee Simple         No          GECC                                            No               1

                                    EXHIBIT B

                          FORM OF OFFICER'S CERTIFICATE

            I, ________________, hereby certify that I am a duly elected and acting ____________________ of [Seller]" (the "Bank"), in connection with the sale of certain mortgage loans to GE Commercial Mortgage Corporation (the "Depositor") pursuant to that certain Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2006 (the "Mortgage Loan Purchase and Sale Agreement"), between the Bank and the Depositor, and hereby certify further as follows:

            1. The Bank is a national banking association duly organized and existing under the laws of the United States of America.

            2. Attached hereto as Attachment A is a true and correct copy of the articles of association of the Bank, certified as of ___________, 2006 (the "Articles of Association").

            3. Since __________, 2006, the Bank has not filed with the Office of the Comptroller of the Currency any amendment or other document relating to or affecting, the Articles of Association.

            4. Attached hereto as Attachment B is a true and correct copy of the Bylaws of the Bank, as in effect at all times on and after ________, 2006" through the date hereof.

            5. The resolutions attached hereto as Attachment C (the "Resolutions") were adopted by the unanimous written consent of the executive committee of the board of directors of the Bank as of ____________, 2006.

            6. The Resolutions (a) represent the only resolutions of the board of directors of the Bank relating to the sale of the mortgage loans referred to in the Mortgage Loan Purchase and Sale Agreement; (b) have not been amended, modified, rescinded or repealed by any subsequent action of the Bank's board of directors; and (c) were in full force and effect at all times on __________, 2006 and thereafter through the date hereof.

            7. Attached hereto as Attachment D is the certificate of the Comptroller of the Currency dated ___________, 2006, with respect to the good standing of the Bank.

            8. Since _________, 2006, the Bank has not received any notification from the Comptroller of the Currency, or any other source, affecting the good standing of the Bank.

            9. The representations and warranties of the Bank in the Mortgage Loan Purchase and Sale Agreement are true and correct in all material respects on and as of the date hereof.

            10. On or prior to the date hereof, the Bank has complied with all agreements and performed or satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

            11. Each person who, as an officer or representative of the Bank, signed the Mortgage Loan Purchase and Sale Agreement or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signature of such persons appearing on such documents are their genuine signatures.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS  WHEREOF,  I have hereunto signed my name as of this __
day of ____ 2006.

                                       By:____________________________________
                                          Name:
                                          Title:

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                                    EXHIBIT C

                              FORM OF LEGAL OPINION

            1. The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own its assets and conduct its business, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase and Sale Agreement by it, and has the power and authority to execute, deliver and perform the Mortgage Loan Purchase and Sale Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with the Mortgage Loan Purchase and Sale Agreement.

            2. The Mortgage Loan Purchase and Sale Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase and Sale Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

            3. The execution and delivery of the Mortgage Loan Purchase and Sale Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase and Sale Agreement will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement.

            4. To our knowledge, there is no action, suit, proceeding or investigation pending or threatened in writing against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

            5. To our knowledge, the Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance under the Mortgage Loan Purchase and Sale Agreement.

            6. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase and Sale Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement, other than those which have been obtained by the Mortgage Loan Seller.

            In addition, counsel shall state (which statement shall be in form and substance reasonably acceptable to the Company and counsel to the Underwriters) their view as to the accuracy of the information regarding the Mortgage Loans and the Mortgage Loan Seller in the Preliminary Prospectus FWP (together with the other Time of Sale Information) as of the Time of Sale and the Final Prospectus Supplement.

                                    EXHIBIT D

                     MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

      The Mortgage Loan Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date, except as set forth on Exhibit E hereto:

            (i) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            (ii) Legal Compliance. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

            (iii) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Company, the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (other than the rights to servicing and related compensation as reflected in the Agreement to Appointment of Servicer). The Mortgage Loan Seller has validly and effectively conveyed to the Company all legal and beneficial interest in and to such Mortgage Loan.

            (iv) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; and with respect to any mortgagee requirements for construction or maintenance of on or off site improvements for which an escrow has been established, any disbursement of such escrowed funds have satisfied the requirements of the related Mortgage Loan documents.

            (v) Legal, Valid and Binding Obligations. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan are legal, valid and binding obligations of the related mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with their terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (vi) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights including, without limitation, the right to receive all payments due under the related lease, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, and subject to limits on enforceability described in Paragraph (v).

            (vii) Offsets or Defenses. As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums.

            (viii) Assignments of Mortgage and Assignment of Leases. Each related assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller, except as such enforcement may be limited by bankruptcy, insolvency, receivership, redemption, reorganization, moratorium, redemption, liquidation or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each related Mortgage, Mortgage Note and Assignment of Leases is freely assignable upon notice to the Mortgagor and such notice has been provided.

            (ix) Mortgage Lien; Title Exceptions. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property or Ground Lease, as applicable, including all buildings and improvements thereon, subject only to the exceptions set forth in Paragraph (v) and the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and
      (c) the exceptions (general and specific) and exclusions set forth in the mortgage policy of title insurance issued with respect to the Mortgage Loan or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to cross-collateralized and cross-defaulted Mortgage Loans, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

            (x) UCC Financing Statements. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property described therein owned by a Mortgagor and located on each Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable lien and security interest on such items of personalty except as enforceability may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). In the case of a Mortgaged Property operated as a hotel, (a) such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on the like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, (b) the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns, and (c) the related loan documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (xi) Taxes and Assessments. All real estate taxes and governmental assessments, fees, environmental charges or water or sewer bills that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid as of the Cut-off Date, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties may first be payable thereon.

            (xii) Property Condition; Condemnation Proceedings. To the Mortgage Loan Seller's knowledge, after conducting due diligence consistent with the practice of institutional lenders generally for properties of the same type as the related Mortgaged Property, each related Mortgaged Property as of origination, and to Mortgage Loan Seller's actual knowledge as of the Cut-Off Date, was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value, use or operation of such Mortgaged Property as security for the Mortgage Loan; and to the Mortgage Loan Seller's knowledge, there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

            (xiii) Title Insurance. The Mortgage Loan Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or a commitment "marked up" at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), insuring the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Title Exceptions. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. The Mortgage Loan Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available)
      (a) access to public roads or (b) against any loss due to encroachments of any material portion of the improvements thereon.

            (xiv) Insurance. As of the date of the origination of each Mortgage Loan, the related Mortgaged Property was insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located; each Mortgaged Property was covered by a fire and extended perils insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of (i) replacement cost of improvements located on such Mortgaged Property, or (ii) the initial principal balance of the Mortgage Loan, and in any event, the amount necessary to avoid the operation of any co-insurance provisions; except as set forth on Exhibit E, each Mortgaged Property was covered by business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent lenders for similar properties; such insurance was in full force and effect with respect to each related Mortgaged Property at origination; and, as of the Cut-off Date, to the actual knowledge of the Mortgage Loan Seller, all insurance coverage required under each Mortgage, was in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Mortgage Loan Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property, or (2) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming mortgagee, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced below replacement cost, if applicable, without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above.

            (xv) Material Defaults. Other than payments due but not yet 30 days or more delinquent there is (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note or each related Mortgage, and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Mortgage Loan Seller of an event of acceleration under the related Mortgage or Mortgage Note, and (C) Mortgage Loan Seller has not received notice of any event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Mortgage Loan Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the holder of such Mortgage Note may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Mortgage Loan Seller elsewhere in the Mortgage Loan Purchase and Sale Agreement.

            (xvi) Payment Record. As of the Cut-Off Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment.

            (xvii) Additional Collateral. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than any other Mortgage Loan and the Mortgage Note is not secured by any collateral that is not included in the Trust Fund.

            (xviii) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Any prepayment premiums and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (xix) Environmental. One or more Phase I environmental site assessments or updates thereof (each a "Phase I") meeting ASTM requirements were performed by an environmental consulting firm experienced in environmental matters and properly licensed, if applicable, and independent of the Mortgage Loan Seller and the Mortgage Loan Seller's affiliates with respect to each related Mortgaged Property within the 18 months prior to the Closing Date and the Mortgage Loan Seller, having made no independent inquiry other than to review the Phase I prepared in connection with the assessment(s) referenced herein, has no knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). With respect to any material and adverse environmental matters disclosed in such Phase I, then either (i) the same have been remediated in all material respects, (ii) sufficient funds have been escrowed for purposes of effecting such remediation, (iii) the related mortgagor or other responsible party is currently taking or required to take such actions, if any, with respect to such matters as have been recommended by the Phase I or required by the applicable governmental authority, (iv) an operations and maintenance plan has been or will be implemented, (v) environmental insurance has been obtained with respect to such matters, subject to customary limitations, or (vi) such conditions or circumstances were investigated further and, based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. Each Mortgage Loan requires the related mortgagor to comply, and cause the related Mortgaged Property to be in compliance, with all applicable federal, state and local environmental laws and regulations.

            (xx) Customary Mortgage Provisions. Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity.

            (xxi) Bankruptcy. As of origination, and as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

            (xxii) Whole Loan. Each Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or provide for negative amortization. The Mortgage Loan Seller holds no equity interest in any Mortgagor.

            (xxiii) Transfers and Subordinate Debt. Subject to certain exceptions, which are customarily acceptable to commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers and transfers of less than a controlling interest in a mortgagor, or a substitution or release of collateral within the parameters of Paragraph (xxvi) below), or encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            (xxiv) Waivers and Modifications. The terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            (xxv) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate within the 18 months prior to the Closing Date.

            (xxvi) Releases. Except as set forth below, since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) for Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) U.S. Treasury obligations (or other defeasance collateral permitted under the REMIC Provisions) sufficient to pay the Mortgage Loans in accordance with their terms, (d) for Mortgage Loans which permit the related Mortgagor to substitute a replacement property, (e) for releases not considered material for purposes of underwriting the Mortgage Loan, or (f) for releases that are conditional upon the satisfaction of certain underwriting and legal requirements and require payment of a release price that represents adequate consideration for such Mortgaged Property. The terms of the Mortgage Loan do not provide for the release of any portion of the Mortgaged Property that would constitute a "significant modification" under Section 1001 of the Code unless the Mortgagor is required to provide a REMIC Opinion of Counsel.

            (xxvii) Defeasance. Each Mortgage Loan containing provisions for defeasance of all or a portion of the Mortgaged Property either (i) requires the prior written consent of, and compliance with, the conditions set by, the holder of the Mortgage Loan, (ii) requires confirmation from the rating agencies rating the certificates of any securitization transaction in which such Mortgage Loan is included that such defeasance will not cause the downgrade, withdrawal or qualification of the then current ratings of such certificates, or (iii) requires that (A) defeasance must occur in accordance with the requirements of, and within the time permitted by, applicable REMIC rules and regulations, (B) the replacement collateral consists of defeasance collateral permitted under the REMIC Provisions in an amount sufficient to make all scheduled payments under such Mortgage Loan when due, (C) independent certified public accountants certify that such U.S. government securities are sufficient to make such payments, (D) the Mortgage Loan may only be assumed by a single-purpose entity designated or approved by the holder of the Mortgage Loan and (E) counsel provide an opinion that the Trustee has a perfected security interest in such U.S. government securities prior to any other claim or interest. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel. A Mortgage Loan that permits defeasance provides that the related borrower is responsible for all reasonable costs incurred in connection with the defeasance of the Mortgage Loan.

            (xxviii) Zoning. To the Mortgage Loan Seller's knowledge, as of the date of origination of such Mortgage Loan, based on due diligence considered reasonable by prudent commercial conduit mortgage lenders in the lending area where the applicable Mortgaged Property is located, and, to the Mortgage Loan Seller's actual knowledge, as of the Cut-off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (ii) would have a material adverse effect on the value, use, operation or net operating income of the Mortgaged Property.

            (xxix) Encroachments. To the Mortgage Loan Seller's knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties for which the use or improvements are legally non-conforming) to an extent which would have a material adverse affect on the related Mortgagor's value, use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent (unless affirmatively covered by title insurance).

            (xxx) Single Purpose Entity. Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of 5% of the aggregate principal balance of all of the mortgage loans included in the Trust Fund is an entity whose organizational documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a single purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property and its financing, does not have any significant assets other than those related to its interest in such Mortgaged Property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person).

            (xxxi) Advances After Origination. No advance of funds has been made after origination, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage, other than earnout advances made in accordance with the Mortgage loan documents and reflected in the loan balance on the Mortgage Loan Schedule.

            (xxxii) Litigation Or Other Proceedings. As of the date of origination and, to the Mortgage Loan Seller's knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding against the Mortgagor or the related Mortgaged Property that could reasonably be expected to materially and adversely affect either such Mortgagor's performance under the related Mortgage Loan documents or the holders of the Certificates.

            (xxxiii) Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

            (xxxiv) Trustee Under Deed Of Trust. As of the date of origination, and, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust except in connection with the sale or release of the Mortgaged Property following a default in payment of the Mortgage Loan.

            (xxxv) Other Collateral; Cross-Collateralization. The related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            (xxxvi) Flood Insurance. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area, or if so located, then either (i) flood insurance is not required by the Federal Emergency Management Agency or (ii) the Mortgagor is required to maintain, and as of origination did maintain, or the Mortgagee maintains, flood insurance with respect to such improvements.

            (xxxvii) Escrow Deposits. All escrow deposits and payments required pursuant to the Mortgage Loan to be deposited with the Mortgage Loan Seller or its agent have been so deposited, are in the possession, or under the control, of the Mortgage Loan Seller or its agent and there are no deficiencies in connection therewith.

            (xxxviii) Licenses and Permits. To the Mortgage Loan Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, (a) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisee or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and in the case of a Mortgaged Property operated as a hotel, the franchise agreement, if any, is in full force and effect, and no default, or event that, with the passage of time or the giving of notice or both, would constitute a default, had occurred under such franchise agreement, and, (b) as of the Cut-Off Date, the Mortgage Loan Seller has no knowledge that the related Mortgagor, the related lessee, franchisee or operator was not in possession of such licenses, permits and authorizations.

            (xxxix) Origination, Servicing and Collection Practices. The origination (or acquisition, as the case may be), collection, and to the Mortgage Loan Seller's knowledge, the servicing practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards.

            (xl) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that the Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor shall be liable to the lender for losses incurred due to (i) fraud and/or other intentional misrepresentation, (ii) the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default, insurance proceeds or condemnation awards or (iii) any breach of the environmental covenants in the related Mortgage Loan documents.

            (xli) Separate Tax Lots. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued) or is subject to an endorsement under the related title insurance policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

            (xlii) Ground Leases. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to the Mortgage Loans listed on Exhibit F attached hereto, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the borrower's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (A) Such Ground Lease or a memorandum thereof has been
                  or will be duly recorded or submitted for recording as of the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                        (B) Such Ground Lease (i) is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject;

                        (C) Upon the foreclosure of the Mortgage Loan (or
                  acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date);

                        (D) Such Ground Lease is in full force and effect, and
                  the Mortgage Loan Seller has not received as of the Closing Date notice (nor is the Mortgage Loan Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (E) Such Ground Lease requires that if the mortgagee
                  under such Mortgage Loan has provided the lessor with notice of its lien, then such lessor must give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (F) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity to cure any default under such Ground Lease that is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                        (G) Such Ground Lease has an original term (together
                  with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Prepayment Date, 10 years);

                        (H) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (I) Under the terms of such Ground Lease and the related
                  Mortgage, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment or defeasance of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon (except in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan);

                        (J) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                        (K) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns, except termination or cancellation if an event of default occurs under the Ground Lease and notice is provided to the mortgagee and such default is curable by the mortgagee as provided in the Ground Lease, but remains uncured beyond the applicable cure period.

            (xliii) Originator Authorization. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            (xliv) Capital Contributions. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

            (xlv) No Mechanics' Liens. The related Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a Title Insurance Policy.

            (xlvi) Appointment of Receiver. If the Mortgaged Property is subject to any leases, the borrower is the owner and holder of the landlord's interest under any leases and the related Mortgage and assignment of rents provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provides for rents to be paid directly to the mortgagee in the event of default.

                                  EXHIBIT E

                Exceptions to Representations and Warranties:
                               GE Capital Loans

                           GE Pool 30/GECC 2006-C1

[References are to corresponding mortgage loan representations set forth in Exhibit E to Mortgage Loan Purchase and Sale Agreement. Underlined titles are provided to facilitate reference only]

(i)         Mortgage Loan Schedule.

(ii)        Legal Compliance - Origination, Funding and Servicing.

(iii)       Good Title; Conveyance.

(iv)        No Holdbacks; Improvements Complete or Escrows Established.

(v)         Legal, Valid and Binding Obligations.

(vi)        Assignment of Leases and Rents.

(vii)       No Offset or Defense.

(viii)      Mortgage Status; Legal Valid and Binding Obligations.

(ix)        Mortgage Lien.

            o Atlanta Mall Area Portfolio (76-0048003)($29,120,000): Tenant (Barnacles) has Right of First Refusal (ROFR) that affects Barnacles and Stonecrest Festival parcels, triggered by sale of Barnacles parcel being sold solely; Loan agreement prohibits such a sale (sale of Barnacles and Stonecrest parcels can only be released together pursuant to partial release/partial defeasance provisions contained in loan documents)

            o     Embassy Suites (76-0043669)($28,000,000): (i) Mortgaged
                  property (hotel) is part of larger project that includes office, retail and restaurant uses; Each phase shares the parking garage and other common elements pursuant to Condominium Declaration affecting the Project; Borrower has fractional ownership interest; (ii) Franchisor/Hotel manager (Promus Hotels, Inc.) has Right of First Offer (ROFO) in the event the property is offered for sale; ROFO is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFO, however

            o Broadstone Plaza (76-0047776)($24,225,000): Prior owner has Right of First Offer (ROFO) to purchase the mortgaged property if it is offered for sale; ROFO is not extinguished by foreclosure; Foreclosure or exercise of remedies does not trigger ROFO, however

            o Bali Hai - Lakeshore (76-0044521)($7,275,000): Florida statute confers right of first refusal to owner's association; ROFR does not apply to foreclosure or deed-in-lieu, however

            o Anderson Pavilion (76-0045156)($7,100,000): Tenant (Publix) has Right of First Offer (ROFO) that affects entirety of property; ROFO is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFO, however

            o Power SS Industry (76-0048297)($6,550,000): Loan is secured by Borrower's interest as ground lessee; Ground lessor (Southern California Edison Company, a rated utility company) has bond financing in place and related indenture (recorded 11.23.1923) is exception to leasehold policy of title insurance (ie, Ground lease does not have superior priority to fee mortgage, nor does ground lessee have non-disturbance protections); Title company has provided affirmative coverage against loss of leasehold if fee interest is foreclosed upon

            o Pleasant Lake RV Resort (76-0046196)($5,900,000): Florida statute confers right of first refusal (ROFR) to owner's association; ROFR does not apply to foreclosure or deed-in-lieu, however

            o Palm View Gardens RV Resort (76-0048277)($4,000,000): Florida statute confers right of first refusal (ROFR) to owner's association; ROFR does not apply to foreclosure or deed-in-lieu, however

(x)         UCC Filings.

(xi)        Taxes and Assessments.

(xii)       Condition of Property; Condemnation; No Encroachments.

(xiii)      Title Insurance.

(xiv)       Insurance.

            o     Concorde Centre II (76-0043670)($14,200,000): Florida
                  property; Windstorm insurance required, but $1 million deductible allowed; Additional non-recourse-carve-out obtained re related losses in excess of typical deductible (2% of loan amount, or $284,000)

            o Quarry Hill MHC (76-0048218)($7,650,000): Terrorism insurance not required; Current coverage in place until 08.21.06; Non-recourse carve-out obtained from Borrower for related losses, however

            o     Palm View Gardens RV Resort (76-0048277)($4,000,000):
                  Terrorism insurance not required; Non-recourse carve-out from warm body joinder party obtained for related losses, however

            o Madison Service Commercial (76-0047105)($4,000,000): Terrorism insurance waived; Non-recourse carve-out from warm body joinder party obtained for related losses, however

(xv)        No Material Defaults.

(xvi)       Payment Record.

(xvii)      Additional Collateral.

            o     400 Broadway (76-0040352)($5,176,000): $324,000 B Note payable to CBA Mezzanine Capital Finance, LLC: B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; A and B Notes are cross-defaulted

(xviii)     Qualified Mortgage.

(xix)       Environmental Conditions.

(xx)        Customary Mortgage Provisions.

(xxi)       Bankruptcy.

(xxii)      Whole Loan.

(xxiii)     Transfers and Subordinate Debt.

            o     400 Broadway (76-0040352)($5,176,000): $324,000 B Note payable to CBA Mezzanine Capital Finance, LLC: B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; A and B Notes are cross-defaulted

            o     A-1 Self Storage - Mission Valley II (76-0048579)($4,555,000):
                  Future secured subordinate debt from junior lender approved by Lender is permitted subject to certain conditions, including
                  (i) combined LTV shall not exceed 65% and combined DSCR shall be not less than 1.60x; and (ii) Junior loan documents and subordination and standstill agreement shall be approved by lender

            o A-1 Self Storage Oceanside II (76-0048578)($3,075,000); Future secured subordinate debt from junior lender approved by Lender is permitted subject to certain conditions, including (i) combined LTV shall not exceed 65% and combined DSCR shall be not less than 1.60x; and (ii) Junior loan documents and subordination and standstill agreement shall be approved by lender

            o     A-1 Self Storage Mission Valley III (76-0048580)($2,770,000):
                  Future secured subordinate debt from junior lender approved by Lender is permitted subject to certain conditions, including
                  (i) combined LTV shall not exceed 65% and combined DSCR shall be not less than 1.60x; and (ii) Junior loan documents and subordination and standstill agreement shall be approved by lender

            o A-1 Self Storage Oceanside I (76-0048577)($1,480,000): Future secured subordinate debt from junior lender approved by Lender is permitted subject to certain conditions, including (i) combined LTV shall not exceed 65% and combined DSCR shall be not less than 1.60x; and (ii) Junior loan documents and subordination and standstill agreement shall be approved by lender

(xxiv)      Waivers and Modification.

(xxv)       Inspection.

(xxvi)      Releases of Mortgage Property.

(xxvii)     Defeasance.

(xxviii)    Zoning.

(xxix)      (Reserved).

(xxx)       Single-Purpose Entity.

(xxxi)      Advances After Origination.

            o Yosemite Park (76-0042173)($22,000,000): At origination, loan had an initial advance of $20,600,000 and Borrower was eligible for an additional earn-out advance of $1,400,000; Loan was subsequently re-sized and re-structured as reverse earn-out on basis of current property performance; $300,000 performance escrow (LOC-funded) to be released upon satisfaction of certain conditions, including 1.20x DSCR based on 6.74% minimum mortgage constant and 80% LTV; Eligibility date on or before 03.01.2007; Two-time re-determination of eligibility for release, Lender required to pay down principal if escrow not released, without prepayment premium; Monthly p + I payments are re-amortized based on pay-down, if any, commencing 09.01.2010

(xxxii)     Litigation or Other Proceedings.

(xxxiii)    Usury.

(xxxiv)     Trustee Under Deed of Trust.

(xxxv)      Other Collateral; Cross-Collateralization.

            o     400 Broadway (76-0040352)($5,176,000): $324,000 B Note payable to CBA Mezzanine Capital Finance, LLC: B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A Note; A and B Notes are cross-defaulted

(xxxvi)     Flood Insurance.

(xxxvii)    Escrow Deposits.

(xxxviii)   Licenses and Permits.

(xxxix)     Origination, Servicing and Collection Practices.

(xl)        Non-Recourse Exceptions.

(xli)       Separate Tax Lots.

(xlii)      Fee/Leasehold Properties.

            [Exhibit F loans (mortgage loans secured by interest of related borrower as ground lessee) are set forth below]

            o Grand Marc at Riverside (76-0040494)($42,090,680): Leasehold; Fee Not Subordinated; Entirety of mortgaged property is subject to ground lease; Latest possible ground lease expiration is 08.01.2061 (Loan maturity is 01.01.2016);
                  Variations: None identified

            o Power SS Industry (76-0048297)($6,550,000): Leasehold; Fee Not Subordinated; Entirety of mortgaged property is subject to ground lease; Latest possible ground lease expiration is
                  01.31.2069 (Loan maturity is 01.01.2016); Variations: Ground lessor (Southern California Edison Company, a rated utility company) has bond financing in place and related indenture (recorded 11.23.1923) is exception to leasehold policy of title insurance (ie, Ground lease does not have superior priority to fee mortgage, nor does ground lessee have non-disturbance protections); Title company has provided affirmative coverage against loss of leasehold if fee interest is foreclosed upon

(xliii)     Originator Authorization.

(xliv)      Capital Contributions.

(xlv)       No Mechanics' Liens.

(xlvi)      Appointment of Receiver.

                                    EXHIBIT F

                     Mortgage Loans Secured by Ground Leases

             -------------------------------------------------------

                Loan ID No. on              Property Name
                  Annex A-1
             -------------------------------------------------------

                      9
                                  Grand Marc at Riverside
             -------------------------------------------------------

                      74
                                  Power Self Storage - Industry
             -------------------------------------------------------